                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 1996


                               I.C.H. Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                    1-7697                    43-6069928

(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



           500 North Akard Street
               Dallas, Texas                                75201
   (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:   (214) 954-7111

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     ICH Corporation, a Delaware corporation (the "Corporation") filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case No. 395-36351-RCM-11, on October 10, 1995. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 Cases. In connection therewith, attached hereto as exhibit 99 is the Monthly Operating Report for the Month Ending August 1996, filed with the Bankruptcy Court on September 20, 1996.

Item 7.  Financial Statements and Exhibits.

   (c)     Exhibits

99         Financial Report for August 1996.



                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               I.C.H. CORPORATION


Date:  September 23, 1996            By: /s/      Susan A. Brown
                                         ---------------------------------------
                                         Susan A. Brown, Chairman of the Board,
                                         Director, Co-Chief Executive Officer,
                                         Chief Financial Officer and Treasurer


                                Index to Exhibits

                                                                    Sequentially
                                                                        Numbered
Exhibit Number    Description                                           Pages

99                Monthly Operating Report for the Month Ending           45
                  August 1996, filed with the United States
                  Bankruptcy Court for the Northern District of
                  Texas, Dallas Division, Case No. 395-36351-RCM-11.

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996                                   ACCRUAL BASIS-1


COMPARATIVE BALANCE SHEET
                                       Schedule            August 31           July 31
                                       Reference           Balances           Balances

ASSETS
1. Unrestricted cash                      1.A               $195,189             $8,545
   Short-term investments                 1.B             88,207,481         90,092,918
2. Restricted cash & short-term
     investments                          1.C            103,934,601        103,537,953
                                                        ------------       ------------
3. Total cash                                            192,337,271        193,639,416

4. Accounts receivable                    4.A                 79,724             63,187
   Federal income tax refund              4.B                786,100            786,100
   Income tax recoverable from purchaser  4.C              7,848,517          7,848,517
6. Notes receivable                       6.A             27,581,800         27,581,800
10.Investment real estate                10.A              4,400,000          4,400,000
13.Due from insiders                                               0                  0
15.Investment in subsidiaries            15.A            109,775,244        109,677,323
   Investment common stocks & bonds      15.B             40,477,713         40,430,458
   Distribution & liquidation interest
     in CFSB Corp                        15.C             18,000,000         18,000,000
   Tax indemnification                   15.D             24,600,000         24,600,000
   Other assets                          15.E              1,923,291          1,694,716
                                                        ------------       ------------
           Total assets                                 $427,809,660       $428,721,517
                                                        ============       ============


POSTPETITION LIABILITIES
17.Accounts payable and accrued expenses 27.C                761,679            926,316
   Accrued interest                      27.B                 24,587             22,249
18.Taxes payable                         25.A                     41                 27
                                                        ------------       ------------
           Total postpetition liabilities                    786,307            948,592
                                                        ------------       ------------
PREPETITION LIABILITIES
24.Secured notes payable                 24.A             30,323,863         30,323,863
25.Accrued taxes                         25.A             18,924,899         20,026,257
26.Unsecured notes payable               26.A            372,162,000        372,162,000
27.Accrued interest                      27.B             15,673,899         15,673,899
   Other liabilities                     27.C             18,108,349         18,108,349
                                                        ------------       ------------
           Total prepetition liabilities                 455,193,010        456,294,368
                                                        ------------       ------------

EQUITY
30.Prepetition owners' equity (deficit)                 (108,884,661)      (108,884,661)
31.Postpetition cumulative profit                         73,577,319         73,272,787
32.Change in unrealized gains                              7,137,685          7,090,431
                                                        ------------       ------------
           Total equity                                  (28,169,657)       (28,521,443)
                                                        ------------       ------------
   TOTAL PREPETITION LIABILITIES, POSTPETITION
           LIABILITIES AND EQUITY                       $427,809,660       $428,721,517
                                                        ============       ============


I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


CASH IN BANKS- UNRESTRICTED
                                                        August 31           July 31
Account Name                 Account No.

Bank of Louisville           2449-393-8                 $4,139.82          $4,139.82
Operating Account


Bank of Louisville           2449-390-3                 64,951.96          64,951.96
General Account


Bank One                     90484306                    3,036.20           4,261.59
Custody Account


Bank One                     100171305                  94,025.12         (77,416.38)
Operating Account


First Farmers                70-007-419                  1,034.42           1,039.22
Dining Room Account


First Farmers                70-007-427                 27,301.00          10,869.00
Pro Shop Account


Petty Cash @ Perry Park                                    700.00             700.00
                                                      -----------          ---------
   Total unrestricted cash in banks                   $195,188.52          $8,545.21
                                                      ===========          =========


                                   SCHEDULE 1A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


SHORT TERM INVESTMENTS

                                                     August 31           July 31
United States Treasury Bills
4.97% Due 08/01/96                                           0.00      13,500,000.00

United States Treasury Bills
5.00% Due 08/15/96                                           0.00      19,960,844.64

United States Treasury Bills
4.88% Due 09/05/96                                  19,989,131.98               0.00

United States Treasury Bills
5.07% Due 10/31/96                                  17,847,233.04               0.00

United States Treasury Bills
5.09% Due 11/29/96                                  19,748,220.98               0.00

Bank One Texas
Time Deposit 5.625% Due 08/01/96                             0.00       6,890,000.00

Bank One Texas
Time Deposit 5.2500% Due 09/03/96                      670,000.00               0.00

United States Treasury Bills
5.040% Due 08/29/96                                          0.00      19,921,136.28

Unites States Treasury Bills
5.09% due 9/12/96                                   24,960,712.44      24,850,654.38

United States Treasury Bills
5.06% Due 9/12/96                                    4,992,182.64       4,970,282.84
                                                   --------------     --------------
     Total short-term investments                  $88,207,481.08     $90,092,918.14
                                                   ==============     ==============



                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


RESTRICTED CASH AND SHORT TERM INVESTMENTS

Account Name                      Account No.               August 31           July 31

Latter & Blum Property            0005-65040                   $344.99         $31,633.79
Management, Inc.
As Agent of Republic Tower
Rental Trust Account

ICH & CFC (1)                     40 75k012013                  365.90             365.90
Tax Ind Escrow                    40 75k012005
Purchase Price Escrow

Texas Commerce Bank (2)           088-05177043                1,581.77           1,597.22
Upfront Buyer Expenses

Texas Commerce Bank (2)           088-05177035                2,184.56           2,197.46
Expense Collateral Account

Texas Commerce Bank (2)           088-05176995                5,777.78           5,777.78
Termination Collateral Account

ICH & Southwest Financial Corp.(3)  3855124256                2,130.99           1,334.48
Escrow Account

Bank of Louisville  (4)
Repurchase Agreement 4.80% Due 09/4/96                       81,342.69               0.00

Bank of Louisville  (4)
Repurchase Agreement 4.80% Due 08/5/96                            0.00          81,007.86

United States Treasury Bills  (1)
5.095% due 9/19/96                                          109,716.85         109,232.61

Fidelity Institutional Cash
Due 12/31/96 at Maturity                                    144,334.72         144,334.72

United States Treasury Bills (3)
4.846% Due 9/19/96                                        3,829,676.76               0.00

United States Treasury Bills (3)
4.847% Due 9/19/96                                       99,757,144.20               0.00

United States Treasury Bills (3)
4.86% Due 7/5/96                                                  0.00     103,160,470.90
                                                       ---------------    ---------------
  Total restricted cash and short term investments     $103,934,601.21    $103,537,952.72
                                                       ===============    ===============

(1) Escrows established related to sale of Integrity National Life Insurance Company to Citizens Financial Corporation. $250,000 purchase price escrow released in July.
(2)  Escrows established related to proposed sale to Shinnecock Holdings Inc.
(3)  Escrows established related to sale to Southwestern Financial Corp.
(4)  Escrow established related to tax obligations of Consolidated Fidelity.


                                  SCHEDULE 1.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


ACCOUNTS RECEIVABLE
                                               August 31           July 31

Perry Park:
    Maintenance Fees Receivable               $142,263.82        $141,463.75

    Water/Sewer Accounts Receivable                  0.00               0.00

    Allowance for doubtful accounts           (130,000.00)       (130,000.00)
                                              -----------        -----------
                                                12,263.82          11,463.75

Other - Due from FMI                                 0.00               0.00

Other - Due from BML                                 0.00          17,243.19

Other - Due from SWFS                           53,055.81          20,075.33


HM/Jackson Products, L.P.                       14,405.02          14,405.02
                                              -----------        -----------
   Total                                       $79,724.65         $63,187.29
                                              ===========        ===========



                                  SCHEDULE 4.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


FEDERAL INCOME TAX REFUND DUE
                                              August 31           July 31

1993 Form 1120X Refund                       $786,100.00        $786,100.00
                                             ===========        ===========

                                  SCHEDULE 4.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


FEDERAL INCOME TAX RECOVERABLE FROM PURCHASER ON SALE OF SUBSIDIARIES



                                                 August 31         July 31
Due from Southwestern  Financial Corporation
  for income tax settlement from sale
  of Southwestern Life, Union Bankers,
  Constitution and Marquette                    $7,848,517.00    $7,848,517.00
                                                =============    =============


                                  SCHEDULE 4.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


NOTES RECEIVABLE

                                              August 31           July 31
Victor Sayyah
Citibank Prime + 0.5% Due 10/15/2001        $27,000,000.00     $27,000,000.00

Ballard Texas Properties (1)
8.0% Due 10/31/02                               581,800.00         581,800.00
                                             -------------     --------------
   Total notes receivable                   $27,581,800.00     $27,581,800.00
                                            ==============     ==============

NOTES
(1)  Promissory note secured by Las Villas Apts. Houston, Texas


                                  SCHEDULE 6.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


INVESTMENT REAL ESTATE

                                                August 31           July 31
DESCRIPTION
Perry Park                                     $4,634,116.10      $4,634,116.10
   Allowance for loss on Perry Park            (3,049,462.30)     (3,049,462.30)

Republic Tower - Office Bldg                    2,000,000.00       2,000,000.00

Baton Rouge, Louisiana - Land                   1,125,000.00       1,125,000.00
   Allowance for loss on land                    (640,000.00)       (640,000.00)

Ponderosa Inn, Burley ID - Golf Course            844,599.55         844,599.55

Deltona Lakes, Florida - Land                       1,213.00           1,213.00

Additional Allowance for Loss (Unallocated)      (515,466.35)       (515,466.35)
                                               -------------      -------------
   Total investment real estate                $4,400,000.00      $4,400,000.00
                                               =============      =============


                                  SCHEDULE 10.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


INVESTMENT IN SUBSIDIARIES

                                              August 31           July 31
   SWL Holding Corporation                           $0.00              $0.00
   Care Financial Corporation                99,371,101.00      99,371,101.00
   SLC Financial Services                       252,536.00         252,536.00
   Facilities Management Installation         9,514,386.00       9,416,465.00
   BML Agency                                   637,220.73         637,220.73
                                           ---------------    ---------------
     Investment in Affiliates              $109,775,243.73    $109,677,322.73
                                           ===============    ===============


NOTES:

(a) Bankers Multiple Line Insurance Company ("BML"), a wholly-owned subsidiary of Care Financial Corporation, sold Modern American Life Insurance Company and Western Pioneer Life Insurance Company as of June 28, 1996. Net proceeds to BML of the sale of Modern American and Western Pioneer were approximately $27 million, including certain real estate and mineral interests valued at $11 million distributed to BML by Modern American and Western Pioneer in connection with the sale. BML also received an assignment of any federal income tax refunds payable to Modern American for periods prior to January 1, 1996.


     In addition, BML sold Philadelphia American Life Insurance Company. BML utilized approximately $6 million of the proceeds from the sale to purchase certain securities, real estate, limited partnership interests and reinsurance receivables from Philadelphia American at the closing, as required under the purchase agreement. ICH estimates the net proceeds from the sale of Philadelphia American, the liquidation of the securities, real estate, limited partnership inte and the settlement of reinsurance receivables assigned to BML by Philadelphia American will total approximately $11 million.


                                  SCHEDULE 15.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


INVESTMENT IN COMMON STOCKS AND BOND

                                      NUMBER
                                    OF SHARES       August 31          July 31
Common Stocks (at market value):
  Commonwealth Industries               200            $200.00           $200.00
  Churchill Downs                    10,000         395,000.00        352,500.00
  XRC Corp.                           5,595             559.50            559.50

  National Energy Group, Inc.           730           2,965.26          2,782.76
  Ky Central Life Insurance C           463              46.30             46.30
  Ky Investors                          300           3,993.90          3,993.90

  Worthington Industries              3,667          74,256.75         69,673.00
  IMO Industries                          2              10.00             11.00
  Transamerica Title                     10             681.25            691.25
                                                --------------    --------------
   Total common stocks                             $477,712.96       $430,457.71
                                                ==============    ==============
Change between periods represents
   change in unreal                                 $47,255.25
                                                ==============
Bonds - Unaffiliated:
Southwestern Financial Corp.
7.0% Due 12/15/2005                              40,000,000.00     40,000,000.00
                                                --------------    --------------
   Total Common Stocks & Bonds                  $40,477,712.96    $40,430,457.71
                                                ==============    ==============

                                  SCHEDULE 15.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


DISTRIBUTION AND LIQUIDATION INTEREST IN CFSB CORPORATION

                                                August 31           July 31

Distribution and liquidation interest in
   CFSB Corporation (Estimated)               $18,000,000.00     $18,000,000.00
                                              ==============     ==============

NOTE: Letter Agreement dated March 29, 1993, from Consolidated National Corporation, (CNC) conveying to ICH, and agreeing that ICH has a 27.7% share in, and is entitled to receive 27.7% of, all economic benefits that CNC actually receives pursuant to that certain Agreement dated January 25, 1993 between CNC, James M. Fail and CFSB Corporation.


                                  SCHEDULE 15.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


TAX INDEMNIFICATION

                                              August 31           July 31

Tenneco Indemnification                     $24,600,000.00     $24,600,000.00
                                            ==============     ==============

NOTE:
ICH has accrued $24,600,000 representing estimated amounts recoverable from Tenneco under the Tax Indemnification provision of the 1986 Stock Purchase Agreement between ICH Corporation and Tenneco, Inc. Actual amount owing under such indemnification provision may be more or less.


                                  SCHEDULE 15.D

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


OTHER ASSETS

                                               August 31           July 31
Accrued Interest on Short Term Investments          $488.25          $1,368.19

Accrued Interest on Bonds-Unaffiliated           591,111.11         357,777.78

Accrued Stock Dividend                                 0.00               0.00

Accrued Interest on Notes Receivable           1,331,691.83       1,335,570.50
                                              -------------      -------------
   Total other assets                         $1,923,291.19      $1,694,716.47
                                              =============      =============

                                  SCHEDULE 15.E

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996

SECURED NOTES PAYABLE

                                          August 31           July 31
Victor Sayyah                           $30,000,000.00 (1) $30,000,000.00
c/o Lord, Bissell & Brook
James R. Wimmer
115 South La Salle Street
Chicago, IL  60603


Ozark National Life Insurance Co.           323,863.22 (2)     323,863.22
500 East 9th
Kansas City  MO  64106
                                        --------------     --------------
                                        $30,323,863.22     $30,323,863.22
                                        ==============     ==============


NOTES:
(1)Secured by note receivable of $27,000,000.
   Unsecured in amount of $3,000,000.
   See Schedule 6.A

(2)Dated 6-2-78  Mortgage
   Unplatted property situated in Glenwood Hall & Country Club, also known as Perry Park Resort, Owenton County Recorded in Book 75 page 576, dated 9-28-71


                                  SCHEDULE 24.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


ACCRUED TAXES
                                                     August 31           July 31

   Prepetition:
Commonwealth of Kentucky   1989-1992 State Income   $2,310,000.00      $2,310,000.00
Revenue Cabinet            Tax Audit
Frankfort, KY  40619

Intercompany payable per
  tax sharing agreement & other                      5,514,899.00 (a)   6,616,257.00

Reserve for Federal Income Tax Audit                11,100,000.00 (b)  11,100,000.00
                                                   --------------     --------------
     Total prepetition accrued taxes               $18,924,899.00     $20,026,257.00
                                                   ==============     ==============


   Postpetition:
Commonwealth of Kentucky   08/01/96 thru 08/31/96           40.87              26.92
Revenue Cabinet            Sales & Use Tax
Frankfort, KY  40619
                                                   --------------     --------------
     Total postpetition accrued taxes                      $40.87             $26.92
                                                   ==============     ==============


Notes:

(a) ICH made a $1.5 million estimated tax payment for 1996. Of this amount, $1.1 million had been accrued previously.
(b) On September 13, the Bankruptcy Court approved a tax settlement which when completed will eliminate ICH's tax liability for years ended on or before December 31, 1995 and result in a payment of $3.95 million to ICH.


                             SCHEDULE  25.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


UNSECURED NOTES PAYABLE

                                             August 31           July 31

Tenneco Inc.                               $21,900,000.00     $21,900,000.00
9.50% Note Due 12/31/96

Note due 1997, interest at prime
Castle settlement                            3,000,000.00       3,000,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 1996        256,101,000.00     256,101,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 2003         91,161,000.00      91,161,000.00
                                          ---------------    ---------------
     Total unsecured notes payable        $372,162,000.00    $372,162,000.00
                                          ===============    ===============

                                  SCHEDULE 26.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


ACCRUED INTEREST
                                               August 31           July 31
   Prepetition:
Accrued Interest on Secured Debt               1,584,770.86       1,584,770.86

Accrued Interest on Unsecured Debt            14,089,128.15      14,089,128.15
                                             --------------     --------------
   Total prepetition accrued interest        $15,673,899.01     $15,673,899.01
                                             ==============     ==============

NOTE:
Interest is accrued only through October 10, 1995, the date company filed for bankruptcy.


   Postpetition:
Accrued Interest on Secured Debt (Ozark)          24,586.99          22,248.96
                                             --------------     --------------
   Total postpetition accrued interest           $24,586.99         $22,248.96
                                             ==============     ==============



                                  SCHEDULE 27.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


OTHER LIABILITIES

                                                   August 31           July 31
PREPETITION:
Fractional Shares Payable @
Bank of Louisville                                $181,198.61        $181,198.61
P.O. Box 1101
Louisville, KY  40201-1101

Common Stock Dividend Payable @
Bank of Louisville                                 201,453.80         201,453.80
P.O. Box 1101
Louisville, KY  40201-1101

Preferred Dividend Payable @
Bank of Louisville                                  81,166.40          81,166.40
P.O. Box 1101
Louisville, KY  40201-1101

Bank of Louisville
Escrow Fund Acct #6063                                   0.00               0.00
P.O. Box 1101
Louisville, KY  40201-1101

Facilities Management Installation
Inter-company account payable                    6,304,530.11       6,304,530.11

Retired Employee Liability                       5,565,000.00       5,565,000.00

Robert T. Shaw & C. Fred Rice (a)
Independent Contractor and Services Agreement
Dated February 11, 1994                          5,775,000.00       5,775,000.00
                                               --------------     --------------
   Total of prepetition liabilities            $18,108,348.92     $18,108,348.92
                                               ==============     ==============

Postpetition:

Due Facilities Management                             $246.22         $15,226.31
Real Estate Expense Accrual                          1,303.04             668.76
Due Southwestern Financial Services                      0.00          82,500.00
General Expense Accrual                            760,128.58         827,919.75
                                               --------------     --------------
   Total of postpetition liabilities              $761,677.84        $926,314.82
                                               ==============     ==============


Note:

(a) Independent Services Contracts between the debtor and Bob Shaw and the debtor and Fred Rice were terminated as of the petition date. The amount shown represents the total remaining amount due under the contracts. The allowable amount of the claim has not been determined by the Bankruptcy Court.


                                  SCHEDULE 27.C

I.C.H. Corporation
Monthly Operating Report
August 31, 1996                                   ACCRUAL BASIS-2


INCOME STATEMENT
                                               Schedule    Month only      Period  to date
                                               Reference    Balance         From 12/31/95
REVENUES:
   Interest income                                            $1,136,003       $7,802,408
   Perry Park revenues                                            75,991          401,447
   Realized capital gains(losses)               1.A                    0         (654,502)
   Other income                                 1.B                6,359           19,356
                                                            ------------     ------------
   Total revenues                                              1,218,353        7,568,709
                                                            ------------     ------------
EXPENSES:
9. Directors fees                               9                  4,500           36,750
11.General and administrative                                    248,083        1,710,690
                                                            ------------     ------------
                                                                 252,583        1,747,440
                                                            ------------     ------------
15.Income before non-operating income and expenses               965,770        5,821,269
                                                            ------------     ------------
OTHER INCOME AND EXPENSES:

16.Equity in earnings (losses) of subsidiaries  16.A              97,921       (1,087,817)
18.Gain (loss) on sale of subsidiary            16.B                   0           72,625
19.Miscellaneous income (expense):
     Write-off prepetition liability related
       to BOL terminated escrow agreement                              0          442,803
20.Interest expense                             18                (2,338)         (23,868)
                                                            ------------     ------------
   Net other income (expenses)                                    95,583         (596,257)
                                                            ------------     ------------
REORGANIZATION EXPENSES:

23.Professional fees                            23               439,287        2,906,256
24.U.S. Trustee fees                            24                     0           24,750
                                                            ------------     ------------
                                                                 439,287        2,931,006
                                                            ------------     ------------
27.Tax expense (benefit)                        27               317,536       (3,420,182)
                                                            ------------     ------------
   Net income (loss)                                             304,530        5,714,188
   Change in unrealized                                           47,256        7,154,161
   Net equity (deficit) at beginning of period               (28,521,443)     (41,038,006)
                                                            ------------     ------------
   Net equity (deficit) at end of period                    ($28,169,657)    ($28,169,657)
                                                            ============     ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


REALIZED CAPITAL GAINS(LOSSES):
                                              Month only      Period  to date
                                               Balance         From 12/31/95
Write-down of real estate and equipment           $0.00       ($653,731.00)
Sale of short term investments                     0.00            (770.92)
                                                  -----       ------------
                                                  $0.00       ($654,501.92)
                                                  =====       ============



                                  SCHEDULE 1.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


OTHER INCOME

                                      Month only      Period  to date
                                       Balance         From 12/31/95

Commission income                     $1,795.59         $13,861.44
Miscellaneous income                   4,563.88           5,494.62
                                      ---------         ----------
                                      $6,359.47         $19,356.06
                                      =========         ==========


                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


DIRECTORS FEES

                                       Month only      Period  to date
                                        Balance         From 12/31/95

Stanley Stegner                        $2,250.00         $17,250.00
Keith Tucker                                0.00           2,250.00
Vernon Zimmerman                        2,250.00          17,250.00
                                       ---------         ----------
                                       $4,500.00         $36,750.00
                                       =========         ==========

                                   SCHEDULE 9

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


EQUITY IN EARNINGS (LOSSES) OF SUBSIDIARIES

                                               Month only      Period  to date
                                                Balance         From 12/31/95

Care Financial Corp                                    0.00       ($696,604.00)
SLC Financial Services                                 0.00          25,536.00
Facilities Management Installation, Inc.          97,921.00        (493,223.00)
BML Agency                                             0.00          76,474.32
                                                 ----------     --------------
                                                 $97,921.00     ($1,087,816.68)
                                                 ==========     ==============

NOTE:

Equity in earnings is calculated on a monthly basis only for FMI.


                                  SCHEDULE 16.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


GAINS (LOSSES) ON SALES OF SUBSIDIARIES

                                                 Month only      Period  to date
                                                  Balance         From 12/31/95

Adjusted Capital & Surplus settlement related
   to sale of Integrity National Life                $0.00         $72,625.00
                                                     -----         ----------
                                                     $0.00         $72,625.00
                                                     =====         ==========


                                  SCHEDULE 16.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


INTEREST EXPENSE

                                        Month only      Period  to date
                                         Balance         From 12/31/95

Ozark National Life                        $2,338.03         $23,867.81
                                           ---------         ----------
                                           $2,338.03         $23,867.81
                                           =========         ==========



                                   SCHEDULE 18

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


PROFESSIONAL FEES

                                               Month only      Period  to date
                                                Balance         From 12/31/95

Paid & Accrued Postpetition:
Paid during period:
   Coopers & Lybrand                             $11,325.17        $149,739.14
   Winstead, Sechrest & Minick                   103,045.88         734,828.30
   Donaldson, Lufkin & Jenrette                        0.00         228,886.04
   Rodney D. Moore                                     0.00         102,764.85
   Houlihan Lokey Howard & Zukin                  67,897.98         618,789.72
   Gibson, Dunn & Crutcher                       148,451.98         549,842.80
   Pryor, Cashman                                143,545.97         335,482.17
   Southwest Securities                           30,540.43         117,424.31
   Lightfoot                                       2,270.65          21,162.52
                                                -----------      -------------
           Total paid for period                 507,078.06       2,858,919.85
Change in accrual                                (67,791.17)         47,336.12
                                                -----------      -------------
   Total reorganization professional fees       $439,286.89      $2,906,255.97
                                                ===========      =============

                                   SCHEDULE 23

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


U.S. TRUSTEE FEES

                                  Month only      Period  to date
                                   Balance         From 12/31/95

ICH Corporation                        $0.00         $13,750.00
CARE Financial Corp                    $0.00          $5,500.00
SWL Holding Corp                       $0.00          $5,500.00
                                       -----         ----------
Total                                  $0.00         $24,750.00
                                       =====         ==========

                                   SCHEDULE 24

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996



TAXES

                                      Month only      Period  to date
                                       Balance         From 12/31/95

Franchise taxes                         $42,915.00        $131,107.26
State (KY) income tax                  (130,382.00)       (100,753.63)
Sales taxes                               2,634.30           7,827.11
Other taxes                               3,726.68          36,874.49
Current F.I.T. Provision (Benefit)      398,642.00      (3,495,237.00)
                                       -----------     --------------
Total                                  $317,535.98     ($3,420,181.77)
                                       ===========     ==============

                                   SCHEDULE 27

I.C.H. Corporation
Case No.   395-36351-RCM-11                       ACCRUAL BASIS-3
Monthly Operating Report
August 31, 1996


CASH RECEIPTS AND DISBURSEMENTS
Cash at beginning of month                                       $193,639,416


Receipts from operations:
   Interest received                                   907,429
   Perry Park revenues                                  75,991
   Other                                                 6,359
                                                  ------------
Non-operating receipts:                                989,779

                                                             0
                                                  ------------
   Total cash received                                 989,779        989,779
                                                  ------------   ------------
   Total cash available                                           194,629,195


Cash disbursed for operations:
   General expenses                                    361,452
   Taxes                                             1,418,894

   Directors fees (see schedule at Accrual Basis-6)      4,500
                                                  ------------
                                                     1,784,846

Non-operating disbursements:

   NONE                                                      0



Cash disbursed for reorganization costs:

   Professional fees
       See schedule at Accrual Basis-6.                507,078
   U.S. Trustee Fees                                         0
                                                  ------------

   Total cash disbursed                              2,291,924      2,291,924
                                                  ------------   ------------
Cash at end of month                                             $192,337,271
                                                                 ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


ACCRUAL BASIS-4



ACCOUNTS RECEIVABLE

Due to nature of its business as an insurance holding company, ICH's receivables are significant (See asset schedule 4.A) and no attempts are made to age them.




POSTPETITION TAXES

All taxes were paid current with the filing and postpetition filings and payments continue to be made in the normal course of business.

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
August 31, 1996


ACCRUAL BASIS-6

PAYMENTS TO INSIDERS:

Directors Fees:
   Stanley Stegner                                      $2,250.00
   Vernon Zimmerman                                      2,250.00
                                                      -----------
                                                        $4,500.00
                                                      ===========
Payments to affiliates:

   NONE                                                     $0.00



PAYMENTS TO PROFESSIONALS:

Related to reorganization:
   Winstead, Sechrest & Minick                        $103,045.88
   Coopers & Lybrand                                    11,325.17
   Houlihan, Lokey, Howard & Zukin                      67,897.98
   Gibson, Dunn & Crutcher                             148,451.98
   Pryor, Cashman                                      143,545.97
   Southwest Securities                                 30,540.43
   Lightfoot                                             2,270.65
                                                      -----------
   Total reorganization professional fees             $507,078.06
                                                      ===========


SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS:

All lease and insurance payments were current as of date of filing and have continued to be paid in postpetition period in normal course of business.